TRADEMARK COLLATERAL SECURITY AGREEMENT

This Trademark Collateral Security Agreement (this “Agreement”) is made on the 16th day of October, 2012, by and between REIS SERVICES, LLC, a Maryland limited liability company (“Borrower”) and CAPITAL ONE, NATIONAL ASSOCIATION (“Lender”).

BACKGROUND

Borrower and one or more other companies (collectively with Borrower, the “Company”) have entered into a Loan and Security Agreement of even date herewith (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) with Lender providing for financial accommodations by Lender to Company.  In order to induce Lender to execute and deliver the Loan Agreement, Borrower agreed to execute and deliver to Lender this Trademark Collateral Security Agreement (as amended, modified, restated or supplemented from time to time, this “Agreement”).

NOW, THEREFORE, in consideration of the premises, Borrower and Lender hereby agree as follows:

1. Defined Terms.  All capitalized terms used herein which are not otherwise defined herein shall have the meanings given to them in the Loan Agreement and the following terms shall have the following meanings, unless the context otherwise requires:

“Code” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

“Collateral” shall have the meaning assigned to it in Section 2 of this Security Agreement.

“Licenses” shall mean the trademark license agreements of Borrower designated on Schedule B hereto, as any of the same may from time to time be amended, modified or supplemented.

“Proceeds” means any proceeds (as that term is defined in the Code).

“Trademarks” shall mean the registered trademarks and pending applications shown in the attached Schedule A, (as the same may be amended pursuant hereto from time to time), and those trademarks which are hereafter adopted or acquired by Borrower, and all right, title and interest therein and thereto, and all registrations, applications, and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any foreign country, all whether now owned or hereafter acquired by Borrower.

2. Grant of Security Interest.  As collateral security for the prompt payment of the Obligations, Borrower hereby grants and conveys to Lender a security interest in and to (i) the entire right, title and interest of Borrower in and to the Trademarks, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto and the goodwill of the business to which each of the Trademarks relates and (ii) all of Borrower’s right, title and interest in, to and under the following:

(a) all Licenses;

(b) all Accounts, contract rights and General Intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and (D) the right of Borrower to terminate any such License or to perform and to exercise all remedies thereunder); and,

(c) to the extent not otherwise included, all Proceeds of any or all of the foregoing.  All of the property referred to in this paragraph 2 is hereafter collectively called the “Collateral”;

provided that the Collateral shall not include any of the following;

(i) any intent-to-use United States trademark application for which neither (i) an amendment to allege use to bring the application into conformity with 15 U.S.C. § 1051(a) has been filed with and accepted by the United States Patent and Trademark Office, nor (ii) a verified statement of use under 15 U.S.C. § 1051(d) has been filed with and accepted by the United States Patent and Trademark Office; and

(ii) any rights or interest of Borrower in, to or under any License to the extent that such License, by the express terms of a valid and enforceable restriction in favor of Borrower, (i) prohibits, or requires any consent or establishes any other condition for, an assignment thereof or a grant of a security interest therein by Borrower or (ii) would give any party to such License other than Borrower an enforceable right to terminate its obligations thereunder; provided that (A) this exclusion shall not apply to the extent the applicable prohibition, requirement or right is ineffective or unenforceable under the Code (including Sections 9-406, 9-407, 9-408 and 9-409 thereof) as in effect in the relevant jurisdiction, or any other Applicable Law and (B) all Proceeds paid or payable to Borrower from any sale, transfer or assignment of such License and all rights to receive such Proceeds shall be included in the Collateral;

3. Representations and Warranties.  Borrower represents and warrants that:

(a) Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change:

(i) The Trademarks are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

(ii) To the best of Borrower’s knowledge, each of the Trademarks is valid and enforceable;

(iii) There is no outstanding claim against Borrower that the use of any of the Trademarks violates the rights of any third person;

(iv) Borrower has used, and will continue to use for the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks;

(v) Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each material Trademark, free and clear of any liens, charges and encumbrances (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Borrower not to sue third persons), except for (A) the Licenses disclosed on Schedule B attached hereto and (B) any non-exclusive Licenses granted in the ordinary course of business; and

(b) Borrower has the right to enter into this Agreement and perform its terms.

4. [RESERVED]

5. New Trademarks.  If, before the Obligations shall have been irrevocably paid in full, Borrower shall obtain rights to any new Trademarks or become entitled to the benefit of any trademark application or trademark for any reissue, division, continuation, renewal, extension, or continuation in part of any Trademark or any improvement on any Trademark, the provisions of paragraph 2 shall automatically apply thereto and Borrower shall give Lender written notice within ninety (90) days thereof.

6. Covenants.  Borrower covenants and agrees with Lender that from and after the date of this Agreement and until the Obligations are fully satisfied:

(a) Further Documentation; Pledge of Instruments.  At any time and from time to time, upon the written request of Lender, Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such reasonable further action as Lender may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby.  Borrower also hereby authorizes Lender to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to Lender hereunder, duly endorsed in a manner satisfactory to Lender.

(b) Maintenance of Trademarks.  Borrower will to the extent commercially reasonable and consistent with its reasonable business judgment, not do any act, or omit to do any act, whereby the Trademarks or any registration or application appurtenant thereto, may become abandoned, invalidated or unenforceable, and shall notify Lender immediately if it knows of any reason or has reason to know of any ground under which this result may occur with respect to any material Trademarks.  Borrower shall to the extent commercially reasonable and consistent with its reasonable business judgment take appropriate action at its expense to halt the infringement of the Trademarks and shall, to the extent commercially reasonable and consistent with its reasonable business judgment, properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses, except, in each case, to the extent that failure to take any such action could not reasonably be expected to result in a Material Adverse Change.

(c) Limitation of Liens on Collateral.  Excepted for Permitted Liens, Borrower will take such action as is necessary to remove any Lien in or to the Collateral, and will cooperate with Lender to enforce the right, title and interest of Lender in and to any of Borrower’s rights under any License and to the Proceeds thereof.

(d) Limitations on Modifications of Licenses.  Borrower will to the extent commercially reasonable and consistent with its reasonable business judgment, not amend, modify, terminate or waive any provision of any License in any manner which might materially adversely affect the value of such License or the Trademarks as Collateral.

(e) Notices.  Borrower will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) made or asserted against any of the Collateral and (ii) of the occurrence of any other event which would have a Material Adverse Change on the value of any of the Collateral or on the security interests created hereunder.

(f) Limitation on Further Uses of Trademarks.  Except for Permitted Liens, Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license (other than non-exclusive licenses entered into by Borrower in the ordinary course of business), or otherwise dispose of any of the Collateral, without prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

(g) Exercise of Rights.  Borrower shall to the extent commercially reasonable and consistent with its reasonable business judgment, exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination).

7. Lender’s Appointment as Attorney-in-Fact.

(a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, at any time and from time to time while an Event of Default has occurred and is continuing, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement, including the power and right, to do the following with respect to any and all of the Collateral:

(i) To ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any License whenever payable;

(ii) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

(iii) (A) To direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender’s option all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

(b) This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations are paid in full and until there is no commitment by Lender to make further advances, incur obligations or otherwise give value.  Notwithstanding the foregoing, Borrower further agrees to execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Agreement.

(c) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its own gross (not mere) negligence, willful misconduct or material breach.

(d) Borrower also authorizes Lender to execute, in connection with the sale provided for in paragraph 9(b) of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

8. Performance by Lender of Borrower’s Obligations.  If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance shall be payable by Borrower to Lender on demand and shall constitute Obligations secured hereby.

9. Remedies, Rights Upon Event of Default.

(a) If an Event of Default shall occur and be continuing:

(i) All payments received by Borrower under or in connection with any of the Collateral shall be held by Borrower in trust for Lender, shall be segregated from other funds of Borrower and shall forthwith upon receipt by Borrower, be turned over to Lender, in the same form as received by Borrower (duly indorsed by Borrower to Lender, if required); and

(ii) Any and all such payments so received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect.  Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive the same.

(b) If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code.  Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.  Borrower shall also be liable for the reasonable fees of any attorneys employed by Lender to collect any such deficiency and also as to any reasonable attorney’s fees incurred by Lender with respect to the collection of any of the Obligations and the enforcement of any of Lender’s respective rights hereunder.

10. Termination.  At such time as the Obligations are irrevocably satisfied in full and the Loan Agreement is irrevocably terminated, this Agreement shall terminate and Lender shall execute and deliver to Borrower all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Borrower full title to the Trademarks, subject to any disposition thereof which may have been made by Lender pursuant hereto.

11. Notices.  Any notice to Lender or Borrower under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

12. No Waiver.  No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13. Cumulative Remedies.  All of Lender’s rights and remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

14. Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

15. No Modification Except in Writing.  No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing executed by the parties hereto.

16. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrower and Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender.

17. Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles that would require or permit the laws of any other jurisdiction to apply.

18. Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

19. Counterparts; Facsimile.  This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

REIS SERVICES, LLC

By: /s/ Mark P. Cantaluppi
Name: Mark P. Cantaluppi
Title: Chief Financial Officer

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Marc Einerman
Name: Marc Einerman
Title: Vice President

STATE OF NEW YORK                                                       )
                  )           ss:
COUNTY OF NEW YORK                         )

On the ____ day of ___________, 2012, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of REIS SERVICES, LLC, the limited liability company described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of said limited liability company.

____________________________
Notary Public

My Commission Expires:

STATE OF NEW YORK                                                       )
                  )           ss:
COUNTY OF NEW YORK                         )

Before me, the undersigned, on this ____ day of __________________, 2012, personally appeared __________________, to me known personally, and who being by me duly sworn, deposes and says that s/he is the _____________________ of CAPITAL ONE, NATIONAL ASSOCIATION, and that s/he was authorized to sign her/his name thereto.

____________________________
Notary Public

My Commission Expires:

SCHEDULE A

REGISTRATION OR APPLICATION NO.	COUNTRY	REGISTRATION OR FILING DATE	MARK
3,841,149	United States	8/31/10	REIS
3,519,406	United States	10/21/08	Reis Logo
3,163,818	United States	10/24/06	YOUR WINDOW ONTO THE REAL ESTATE MARKET
3,970,125	United States	5/31/11	REISREPORTS

Schedule A - 1

SCHEDULE B

LICENSES

None.

Exhibit B - 1